LOSS PER SHARE	12 Months Ended
Dec. 31, 2020
LOSS PER SHARE
10. LOSS PER SHARE

10. LOSS PER SHARE

Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per share”. Basic net income (loss) per common share (“EPS”) is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2020 and 2019:

	Years ended December 31
	2020	2019

Net loss for the year	$907,225	$598,941

Weighted average common shares outstanding:
-Basic and diluted	6,384,153	6,000,000

Net loss per share
-Basic and diluted	$(0.14)	$(0.10)